          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.25

                          Supplemental Agreement No. 3

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            Copa Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

      THIS SUPPLEMENTAL AGREEMENT, entered into as of June 14, 2002, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC.;

      WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing, Model 737-700 aircraft (the Aircraft); and

      WHEREAS, Boeing and Buyer have mutually agreed to modify delivery positions resulting in the addition of four (4) 737-700 Aircraft, scheduled for delivery in August, November, 2004,and two (2) each December, 2005, and the addition of two (2) 737-800 Aircraft, scheduled for delivery in October and November, 2003; and

      WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.    Table of Contents, Tables and Exhibits:

      1.1 Remove and replace, in its entirety, the "Purchase Agreement Number 2191" cover page with the cover page attached hereto, entitled "Purchase Agreement Number 2191" to reflect the change from: "Relating to Boeing Model 737-7V3 Aircraft" to: "Relating to Boeing Model 737-7V3 & 737-8V3 Aircraft".

      1.2 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 3.

                                     SA 3-1

      1.3 Remove and replace, in its entirety, "Purchase Agreement No. 2191", page 1 with page 1 attached hereto, entitled "Purchase Agreement No. 2191" to reflect the change from: "Article 1. Quantity, Model and Description. The aircraft to be delivered to Customer will be designated as Model 737-7V3 aircraft (the Aircraft)." to: "Article 1. Quantity, Model and Description. The aircraft to be delivered to Customer will be designated as Model 737-7V3 & 737-8V3 aircraft (the Aircraft)."

      1.4 Remove and replace, in its entirety, "Purchase Agreement No. 2191", page 2 with page 2 attached hereto, entitled "Purchase Agreement No. 2191" to reflect the change from: "Article 4.2 The standard advance payment for the Model 737-7V3 aircraft" to: "Article 4.2 The standard advance payment for the Model 737-7V3 & 737-8V3 aircraft"

      1.5 Add to the end of Table 1 entitled "Table 1 to Purchase Agreement No. 2191 Aircraft Delivery, Description, Price and Advance Payments Model 737-700 Aircraft", the Table 1-1 and Table 1-2 attached hereto entitled "Table 1-1 to Purchase Agreement No. 2191 Aircraft Delivery, Description, Price and Advance Payments Model 737-700 Aircraft, Block A" and "Table 1-2 to Purchase Agreement No. 2191 Aircraft Delivery, Description, Price and Advance Payments Model 737-800 Aircraft, Block B" to reflect the addition of four (4) 737-700 Aircraft, scheduled for delivery in August, November, 2004, two (2) each December, 2005, and the addition of two (2) 737-800 Aircraft, scheduled for delivery in October and November, 2003.

      1.6 Add to the end of Exhibit A entitled "Aircraft Configuration" the Exhibit A-1 and A-2 attached hereto, entitled "Exhibit A-1, Boeing Model 737-7V3 Aircraft Block A" and "Exhibit A-2, Boeing Model 737-8V3 Aircraft Block B" to reflect the configuration of "Table 1-1 to Purchase Agreement No. 2191 Aircraft Delivery, Description, Price and Advance Payments Model 737-700 Aircraft, Block A" and "Table 1-2 to Purchase Agreement No. 2191 Aircraft Delivery, Description, Price and Advance Payments Model 737-800 Aircraft, Block B."

      1.7 Remove and replace, in its entirety, "Aircraft Delivery Requirements and Responsibilities" page B-l with page B-1 attached hereto, entitled to "Aircraft Delivery Requirements and Responsibilities reflect the change from:
"Boeing Model 737-7V3 Aircraft" to "Boeing Model 737-7V3 & 737-8V3 Aircraft."

      1.8 Remove and replace, in its entirety, Supplemental Exhibit BFE1 entitled "Buyer Furnished Equipment Variables relating to Boeing Model 737-7V3 Aircraft" with Supplemental Exhibit BFE1 attached hereto, entitled "Buyer Furnished Equipment Variables relating to Boeing Model 737-7V3 & 737-8V3 Aircraft."

      1.9 Remove and replace, in its entirety, Supplemental Exhibit CS1 entitled "Customer Support Variables relating to Boeing Model 737-7V3 Aircraft" with Supplemental Exhibit CS1 attached hereto, entitled "Customer Support Variables relating to Boeing Model 737-7V3 & 737-8V3 Aircraft."

2.    Letter Agreements:

      Letter Agreement No. 6-1162-MJB-0017 entitled "**Material Redacted**" attached hereto is incorporated into the Purchase Agreement by this reference.

                                     SA 3-2

      The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

                                     SA 3-3

                         PURCHASE AGREEMENT NUMBER 2191

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

               Relating to Boeing Model 737-7V3 & 737-8V3 Aircraft

                                TABLE OF CONTENTS

                                                                                    SA
                                                                                  NUMBER
                                                                                  ------
      ARTICLES

         1.               Quantity, Model and Description                         SA 3

         2.               Delivery Schedule

         3.               Price

         4.               Payment                                                 SA 3

         5.               Miscellaneous

       TABLE

         1.               Aircraft Information Table                              SA 2
                                                                                  SA 3
      EXHIBIT

         A.               Aircraft Configuration                                  SA 3

         B.               Aircraft Delivery Requirements and Responsibilities     SA 3

SUPPLEMENTAL EXHIBITS

         BFEI.            BFE Variables                                           SA 3

         CS1.             Customer Support Variables                              SA 3

         EE1.             Engine Escalation/Engine Warranty and Patent Indemnity

         SLP1.            Service Life Policy Components

LETTER AGREEMENTS

 2191-01                      Demonstration Flight Waiver

 2191-02                      Escalation Sharing

 2191-03                      Seller Purchased Equipment

 6-1162-DAN-0123              Performance Guarantees

 6-1162-DAN-0124              **Material Redacted**

 6-1162-DAN-0155              **Material Redacted**

 6-1162-DAN-0156              Year 2000 Ready Software, Hardware and Firmware

 6-1162-DAN-0157              Miscellaneous Matters

 6-1162-MJB-0017              **Material Redacted**

   SUPPLEMENTAL AGREEMENTS             DATED AS OF:
----------------------------         -----------------
Supplemental Agreement No. 1             June 29, 2001
Supplemental Agreement No. 2         December 21, 2001
Supplemental Agreement No. 3             June 14, 2002

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                               COPA HOLDINGS, S.A.

                         -------------------------------

            This Purchase Agreement No. 2191 dated as of November 25, 1998 between The Boeing Company (BOEING) and COPA HOLDINGS, S.A. (CUSTOMER) relating to the purchase and sale of Model 737-7V3 & 737-8V3 aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of November 25, 1998 between the parties, identified as AGTA-COP (AGTA).

Article 1.  Quantity, Model and Description.

            The aircraft to be delivered to Customer will be designated as Model 737-7V3 & 737-8V3 aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table I to the Purchase Agreement.

Article 2.  Delivery Schedule.

            The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.  Price.

            3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

            3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

            3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2003. The prices listed in Table 1 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2003.

Article 4.  Payment.

            4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table I for each Aircraft (DEPOSIT).

            4.2 The standard advance payment schedule for the Model 737-7V3 & 737-8V3 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

            4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this' Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

            4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.  Miscellaneous.

            5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

            5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

            5.3 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

            5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

                                  TABLE 1-1 TO
                           PURCHASE AGREEMENT NO. 2191
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS
                         MODEL 737-700 AIRCRAFT, BLOCK A

Airframe Model/MTGW:          737-700        154,500                Detail Specifications:     D6-38808-42-1 REV A (12/6/1999)

Engine Model:              CFM56-7B22                               Airframe Price Base Year:  Jul-00

Airframe Price                                        $ 41,058,000  Engine Price Base Year:    Jul-00

Optional Features:                                    $  2,915,000  Airframe and Engine
                                                      ------------
                                                                    Escalation Data:

Sub-Total of Airframe and Features:                   $ 43,973,000  Base Year Index (ECI):                              145.40

Engine Price (Per Aircraft):                          $          0  Base Year Index (IPI):                              130.30

Aircraft Basic Price (Excluding BFE/SPE):             $ 43,973,000
                                                      ============

Buyer Furnished Equipment (BFE) Estimate:             $  1,000,000

Seller Purchased Equipment (SPE) Estimate:            $    450,000

Refundable Deposit per Aircraft at Proposal
 Acceptance:                                          $     75,000

                                        ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                NUMBER   ESCALATION    ESTIMATE ADV   ----------------------------------------------------------------
                  OF       FACTOR      PAYMENT BASE   AT SIGNING    24 MOS.    21/18/12/9/6/ MOS             TOTAL
DELIVERY DATE  AIRCRAFT  (AIRFRAME)    PRICE PER A/P     1%           4%               5%                     30%
-------------  --------  ----------    -------------  ----------   ----------  -----------------         -------------
Aug-2004          1        1.1607      $  51,589,000  $  440,890   $2,063,560  $       2,579,450         $  15,476,700
Nov-2004          1        1.1718      $  52,078,000  $  445,780   $2,083,120  $       2,603,900         $  15,623,400
Dec-2005          2        1.2152      $  53,986,000  $  464,860   $2,159,440  $       2,699,300         $  16,195,800

 TABLE 1-2 TO PURCHASE AGREEMENT NO. 2191 AIRCRAFT DELIVERY, DESCRIPTION, PRICE
                              AND ADVANCE PAYMENTS
                         MODEL 737-700 AIRCRAFT, BLOCK B

Airframe Model/MTGW:              737-800      174,200                Detail Specification:      D6-38808-43 REV D (10/2/2001)

Engine Model:                  CFM56-7B26                             Airframe Price Base Year:  Jul-00

Airframe Price                                          $ 50,584,000

Optional Features:                                      $  3,087,100  Airframe Escalation Data:
                                                        ------------

Sub-Total of Airframe and Features:                     $ 53,671,100   Base Year Index (ECI):                           145.40

Engine Price (Per Aircraft):                            $          0  Base Year Index (CPI):                            130.30

Aircraft Basic Price (Excluding BFE/SPE):               $ 53,671,100
                                                        ============

Buyer Furnished Equipment (BFE) Estimate:               $  1,850,000

Seller Purchased Equipment (SPE) Estimate:              $          0

Refundable Deposit per Aircraft at Proposal
  Acceptance:                                           $     75,000

                                        ESCALATION    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
                NUMBER   ESCALATION    ESTIMATE ADV   ----------------------------------------------------------------
                  OF       FACTOR      PAYMENT BASE   AT SIGNING    24 MOS.    21/18/12/9/6/ MOS             TOTAL
DELIVERY DATE  AIRCRAFT  (AIRFRAME)    PRICE PER A/P     1%           4%               5%                     30%
-------------  --------  ----------    -------------  ----------   ----------  -----------------         -------------
Oct-2003          1        1.1293      $  60,611,000  $  531,110   $2,424,440  $       3,030,550         $  18,183,300
Nov-2003          1        1.1335      $  60,836,000  $  533,360   $2,433,440  $       3,041,800         $  18,250,800

Exhibit A-1 to                      Exhibit A-1
Purchase Agreement No. 2191     Boeing Model 737-7V3
                                  Aircraft Bock A

CHANGE NO.         TITLE                                                         PRICE (00$)
CAL SPEC           FOLLOW ON CAL FEATURES                                        $ 2,629,000
011OA343A30        RO-EXTERIOR DECORATIVE MARKINGS                                        NC
0315A343A33        CERTIFIED OPERATIONAL WEIGHTS 737-700                         $ 1,064,400
0360A343A51        737-700 DEVELOPMENTAL CHANGES                                          NC
2158MP3014         COOLING DUCT INSTALLATION - E8 RACK                           $     2,600
2312MP3674         VHF TRANSCEIVERS-REVISION                                              NC
2322MP3566         ACARS-ADDIT. PROVSIONS FOR DATA DISCRETES                     $     3,000
2322MP3608         ACARS-SOFTWARE REVISION-AOC & CORE                                     NC
2331MP3264         PRE-REC. ANNOUNC. & COMB. MUSIC/TAPE CTRL PNL-DEL                      NC
2523MP3176         PASSENGER COMPARTMENT SIGNS/PLACARD                                    NC
253OMP3852         GALLEY INSERTS - BFE ALTERNATE PART                                    NC
2562MP3225         LIFE RAFTS-REPLACEMENT                                                 NC
2564MP3127         ATTENDANT FLASHLIGHT-REPLACEMENT                                       NC
2564MP3136         SMOKE HOODS ATTACHMENT REV                                             NC
3131 MP3993        QUICK ACCESS RECORDER-REVISION                                         NC
3131 MP3999        DFDAU-REVISION-ACMS SOFTWARE UPDATE                                    NC
3162MP3186         WEATHER RADAR RANGE INDICATORS-RANGE MARKS                             NC
3430MP3088         MULTI-MODE RECEIVER (MMR)-REPLACEMENT                                  NC
3443MP3264         WEATHER RADAR REVISION                                                 NC
3445MP3332         ATC/TCAS CONTROL PANEL                                                 NC
3446MP3196         EGPWS-PARTIAL PROVISIONS-PHASE II                                      IB

                   EXHIBIT A TOTAL                                               $ 3,699,000

ADDIT. CHANGES     TITLE
0220A343A37        CERT. FOR 15 KNOT TAIL WIND T/O & LANDINGS                             NC
0252A343A60        A/P FLIGHT & OPERATION MANUALS - CELSIUS                               NC
2311A343A68        HF COMM DUAL ROCKWELL HP VOICE DATA TRNSCVRS                           NC
2527B162A04        FLOOR COVERING-REV-PART SUB-CARPET                                     NC
3131A343A64        DFDAU WITH ACMS CAPABILITY                                             NC
3162A343A49        CDS DISPLAY-PFD/ND FORMAT-OVER & UNDER PRES.                           NC
3245A343A36        TIRES-NOSE LNDNG GEAR RADIAL TIRES                                     NC
3445A303B92        INSTL TCAS CHANGE 7 COMPLIANT                                          NC
3453A303B68        ATC SYS-ROCKWELL COLLINS ATC TRANSPONDER                               NC
7200A367B12        MP-CFM56-7 ENGINES 7B22 IN LIEU OF 7B24                         -$784,000

                   ADDITIONAL CHANGES TOTAL                                        -$784,000

                   EXHIBIT A TOTAL                                               $ 2,915,000

Exhibit A-2 to                             Exhibit A-2
Purchase Agreement No. 2191          Boeing Model 737-8V3 Aircraft
                                             Block B

CHANGE #           DESCRIPTION                                                   PRICE (00$)
0110CG3022         MODEL 737-800 AIRPLANE                                                 IB
0221CG3017         CATEGORY IIIA (50 FOOT DECISION HEI                           $   136,300
0225CH3026         EXTENDED TWIN-ENGINE OPERATIONS (ET                           $     5,300
0252CG3030         CARGO COMPARTMENT PLACARDS - POUNDS                                    NC
0252CG3037         ENGLISH UNITS FOR FLIGHT MANUAL, OP                                    NC
0253CH3097         CHANGE BFE TO SPE -PASSENGER SEATS                                     NC
2130CG3039         600 FPM CABIN PRESSURE ASCENT RATE                                     NC
2130CG3040         350 FPM CABIN PRESSURE DESCENT RATE                                    NC
2160CG3017         CABIN TEMPERATURE INDICATOR - DEGRE                                    NC
2210CG3197         DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                    NC
221 OCG3209        DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                    NC
2210CG3235         DIGITAL FLIGHT CONTROL SYSTEM (DFCS                                    NC
2210CG3237         DFCS ACTIV-F D TAKEOFF MODE,WINGS                                      NC
2310CH3027         RADIO TUNING PANELS (RTP) - INSTALL                                    NC
2311CH3444         HF COMMUNICATIONS - PARTIAL PROVISI                           $    18,300
2311CH3446         HF COMMUNICATIONS - DUAL ROCKWELL A                           $    63,100
2312CH3400         TRIPLE VHF COMMUNICATIONS (822-1047                           $    23,500
2321CG3527         SELCAL DECODER - INSTALLATION - BFE                                    NC
2321CG3529         SELCAL CONTROL PANEL - INSTALLATION                                    NC
2322CH3411         COMMUNICATIONS MANAGEMENT UNIT (CMU                           $   108,700
2331 CH3179        PA HANDSET INSTALLATION IN FLIGHT D                           $     5,300
2350CH3153         FLIGHT COMPARTMENT AUDIO MUTING REV                                    NC
2350CG3158         CONTROL WHEEL INTERPHONE SWITCH                                        NC
2350CH3163         DIGITAL AUDIO REMOTE ELECTRONICS UN                                    NC
2350CG3184         AUDIO SELECTOR PANEL - INSTALLATION                                    NC
2350CH3206         AUDIO SELECTOR PANEL RELOCATION FRO                                    NC
2350CH3207         INTERPHONE - BFE MICROPHONES, BOOM                                     NC
2370CH3180         SOLID STATE VOICE RECORDER - INSTAL                                    NC
2433CH3150         STANDBY POWER - CAPACITY INCREASE A                           $    37,800
2520CH3816         BFE BULKHEAD DECORATIVE MURALS -TA                            $    11,000
2520CH3825         ALTERNATE INTERIOR ARRANGEMENT - 8                            $   177,500
2520CH3949         INTERIOR ARRANGEMENT - 14 FIRST CLA                           $   125,500
2524CH3512         UNDERBIN SPE CLOSET - FORWARD LEFT                            $     4,900
2528CH3212         LOCKABLE OVERHEAD STOWAGE COMPARTME                           $       200
2530CH3635         FORWARD GALLEY G1 INSTALLATION - AF                           $    36,000
2530CH3636         FORWARD GALLEY G2 INSTALLATION - AF                           $    36,000
2530CH3639         FORWARD GALLEY G7 INSTALLATION - AF                           $    36,000
2541CH3043         LIQUID SOAP DISPENSER - LAVATORY                                       NC
2550CG3210         CARGO COMPARTMENT NETS WITH NYLON T                                    NC
2550CG3220         FWD AND AFT CARGO COMPARTMENT FLOOR                                    NC
2550CG3226         FWD AND AFT CARGO COMPARTMENT LININ                                    NC
2564CH3095         RETRACTABLE EMERGENCY EQUIPMENT PAN                                    NC
2611CG3020         ENGINE AND APU FIRE/OVERHEAT DETEC                                     NC
2626CG3024         FIRE EXT. INSTL                                                        NC
2841CG3095         FUEL QUANTITY INDICATORS ON RIGHT W                                    NC
2844CG3040         MEASURING STICK CONVERSION TABLES -                                    NC
2910CG3093         ENG DRV HYD PMP WNESPEL SPLINE-ABX                                     NC
2910CG3097         AC MOTOR-DRIVEN HYDRAULIC PUMPS - I                                    NC
3131CH3734         OPTICAL QUICK ACCESS RECORDER INST.                           $     8,800
3131 CG3765        ACCELEROMETER - INSTALLATION - BFE                                     NC
3131CH3797         PARTIAL PROV FOR ARINC 591 Q.A.R.                                      NC
3131 CG3808        SOLID STATE DIGITAL FLIGHT DATA REC                                    NC
3135CH3068         MILTOPE ARINC 744 MULTIPORT PRINTER                           $     8,100

Exhibit A-2 to                             Exhibit A-2
Purchase Agreement No. 2191          Boeing Model 737-8V3 Aircraft
                                             Block B

3162CG3013         EFIS/MAP DISPLAY FORMAT                                                NC
3162CG3015         FLIGHT DIRECTOR COMMAND DISPLAY - S                                    NC
3162CG3019         RADIO ALTITUDE DISPLAY - ROUND DIAL                                    NC
3162CG3021         RADIO ALTITUDE - BELOW ADI                                             NC
3162CG3022         RISING RUNWAY DISPLAY                                                  NC
3162CG3026         ATTITUDE COMPARATOR - STEADY                                           NC
3162CG3028         SINGLE CHANNEL AUTOPILOT ANNUNCIATI                                    NC
3162CG3029         LOCALIZER BACKCOURSE POLARITY - REV                                    NC
3162CG3032         MAP MODE ORIENTATION - TRACK UP                                        NC
3162CG3036         AUTOTUNED NAVAIDS - DISPLAYED                                          NC
3162CG3038         MANUALLY TUNED VOR SELECTED COURSE                                     NC
3162CG3040         ADF POINTER(S) IN MAP MODE - FULL T                                    NC
3162CG3042         POSITION DIFFERENCE - AUTOMATIC DIS                                    NC
3162CG3044         WEATHER RADAR RANGE INDICATORS - RA                                    NC
3162CG3052         TCAS RESOLUTION ADVISORY ON ADI                                        NC
3162CG3056         ANALOG FAILURE FLAGS - NOT DISPLAYE                                    NC
3162CG3104         ENGINE INSTRUMENTS DISPLAY                                             NC
3162CH3135         ADDITIONAL TAKEOFF BUG - NOT DISPLA                                    NC
3240CG3228         NOSE AND MAIN LANDING GEAR WHEELS A                                    NC
3244CG3007         PARKING BRAKE WARNING LIGHT INSTALL                           $       800
3245CG3040         BIAS NOSE LANDING GEAR TIRES - 27X7                                    NC
3310CH3020         KEEP OUT OF FLIGHT COMPARTMENT WARN                           $     3,100
3342CG3024         NOSE GEAR TAXI LIGHT - INSTALLATION                                    NC
3343CH3043         EXTERNAL POSITION LIGHT SWITCH INST                                    NC
3351CH3030         FLOOR PROXIMITY EMERGENCY ESCAPE PA                               ($1,200)
3412CG3078         AIR DATA COMPUTING - DUAL TAT PROBE                                    NC
3430CG3054         MMR PARTIAL PROV FOR GLOBAL POSIT                                      IB
3430CG3060         MMR-INSTAL OF ILS/GPS BFE ROCKWELL                                     IB
3433CG3056         LOW RANGE RADIO ALTIMETER (LRRA) -                                     NC
3443CH3154         ARINC 708 WEATHER RADAR SYSTEM - IN                                    NC
3443CH3189         WEATHER RADAR SYSTEM - PARTIAL PROV                                    IB
3445CG3167         TCAS II - INSTALLATION - BFE ALLIED                                    NC
3446CH3127         GPWS RADIO ALTITUDE VOICE CALLOUTS                                     NC
3446CH3128         GPWS FLAPS WARNING INHIBIT ONLY IN                                     NC
3446CH3129         GPWS VOICE CALLOUT REVISION-"HALF                                      NC
3451 CG3006        VOR/MARKER BEACON - INSTALLATION -                                     NC
3455CG3119         DISTANCE MEASURING EQUIPMENT D( ME)                                    NC
3457CH3152         NAVIGATION SYSTEM - ADF REMOVAL                                        NC
3461 CG3403        BUYER FURNISHED NAVIGATION DATA BAS                                    NC
3461CG3424         FMC FLIGHT NUMBER ENTRY                                                NC
3461 CG3425        FMC TEMPERATURE SELECTION - DEGREES                                    NC
3461CG3429         FMC POSITION UPDATE AND RUNWAY OFFS                                    NC
3461CG3432         THRUST REDUCTION ALTITUDE - TAKEOFF                                    NC
3461CG3433         FMS BUILT-IN TEST EQUIPMENT PRINTER                                    NC
3461 CG3465        MULTIPURPOSE CDU WITH FMC, ACARS, A                           $    53,400
3461CG3496         INSTALL FMC-SECOND 4MCU, UPDATE                               $   184,000
3461 CG3498        FMC - ACTIVATION - 1 MEG NAVIGATION                                    IB
3461CG3521         PORTABLE DATA LOADER CONNECTOR - IN                                    NC
3461CH3562         FMC - ACTIVATION - RETENTION OF WAY                           $    11,700
3461 CH3565        FMC - ACTIVATION - ACARS ARINC 724B                           $   117,500
3500CG3018         OXYGEN SYSTEM - ALL TUBING AND FITT                                    NC
3510CG3098         CREW OXYGEN CYLINDER - 114 CUBIC FE                                    NC
3510CG3102         CREW OXYGEN SYSTEM - CAPTAIN, FIRST                                    NC
3920CH3111         AUXILIARY E/E EQUIPMENT (E8) RACK I                           $    20,400

Exhibit A-2 to                             Exhibit A-2
Purchase Agreement No. 2191          Boeing Model 737-8V3 Aircraft
                                             Block B

5200CG3021         HOLD OPEN LOCK INSTALLATION - ENTRY                                    NC
5320CG3027         FIVE POUND ALUMINUM FLOOR PANELS                                       NC
72000G3246         AIRPLANE PERFORMANCE: CFM56-7 ENGI                            $   910,000
7200CG3281         SINGLE ANNULAR COMBUSTOR - CFM56-7                                     NC
7731CG3038         ENGINE VIBRATION MONITORING (EVM) S                                    NC
7900CG3028         LUBRICATING OIL - MOBIL JET II                                         NC
0220MP3407         HIGH ALTITUDE A/P OPERATION                                   $    14,600
0220A343A37        CERT. FOR 15 KNOT TAIL WIND T/O &                                      NC
0252MP3062         CARGO CMCPTMT PLACARDS                                                 NC
0253MP3112         CHANGE SPE TO BFE/ GALLEY INSERTS                                      NC
0315A343B26        INCREASE CERTIFIED OPERATIONAL MTOW                           $   920,600
1120A303C46        ALL EXT MARKINGS (INCLUDING TIRE PR                                    NC
2158MP3014         COOLING DUCT ISNTL E8 RACK                                    $     2,400
2310A687A04        COMMUNICATIONS CONTROL PANELS                                          NC
2311MP3553         HF COMMUNICATIONS-REPLACEMENT                                          NC
2312MP3674         VHF TRANSCEIVERS-REVISION                                              NC
2321 MP3566        SELCAL CONTROL PANEL-INSTAL GABLES                                     NC
2322MP3489         MODIFY DUAL ARAINC 758 CMP PRVS                                        NC
2322MP3490         ACARS ARINC 724B                                              $     8,800
2322MP3566         ADDTNL PROV ACARS FOR DATA DISCRETE                           $     3,100
2322MP3608         ACARS-SOFTWARE REVISION-AOC & CORE                                     NC
2331MP3159         PASSENGER ADDRESS SYSTEM - COLLINS                                     NC
2331MP3264         PRE-RECORDED ANNOUNCE/COMBO MUSIC                                      NC
2332MP3742         VIDEO ENTERTAIN. SYSTEM-PART PROV.                            $     5,600
2334A857A17        AUDIO ENTMT SYS-INSTALL IN SEAT                                        NC
2370MP3215         SOLID STATE VOICE RCDR INSTL                                           NC
2371A687A07        INSTALLATION OF SOLID STATE VOICE                                      NC
2450MP3181         GALLEY POWER REVISION                                                  NC
2520CH3825         ALTERNATE INTERIOR ARRANGEMENT - 8                              ($177,500)
2520A092K42        RO-INTERIOR REV-ADD OF 1ST CLASS                              $   245,900
2520A688D87        INCREASE AFT SEAT ROW RECLINE                                          NC
2520B066A17        ADD OPTIONAL P/N FOR LIFE RAFT                                         NC
2521MP3109         INTERIOR ARGMT REV - PITCH IN FC                                       NC
2521MP3122         INTERIOR COLORS/MATERIAL REV                                           NC
2523MP3176         PASSENGER COMPARTMENT SIGNS/PLACARD                                    NC
2524MP3605         CLASS DIVIDER SEAT TRACK MT PARTIT                               ($29,100)
2524A343B43        COMPOSITES UNLIMITED CLASS DIVIDER                                ($2,700)
2525A688C74        PASS COMPART SEATS-REV SEAT INSTALL                                    NC
2527MP3157         CARPET/ENTRY MAT TRANSITION REV                                        NC
2528A343A01        M/C FLOOR MOUNTED STOWAGE COMPART-                                ($7,000)
2530MP3778         REV-FORWARD GALLEY G7 INSTALLATION                                $24,100
2530MP3788         GALLEY REVISION/ ALT. CONFIG.                                          NC
2530MP3789         GALLEY REV/ ALT. CONFIG.                                               NC
2530MP3790         GALLEY REVISION/ ALT. CONFIG.                                          NC
2530MP3814         GALLEY REV BFE AEROSPACE                                               NC
2530MP3852         GALLEY INSERTS - BFE ALTERNATE PART                                    NC
2530A688D79        REVISE GALLY INSTALLATION-DELETE                              $     1,200
2540A303C07        LAV REV DELETE DEODORANT DK BRACKET                                    NC
2540A688D74        LAV ASH TRAY RELOCATION                                                NC
2541MP3064         LAVATORY SINK DECK-COMPOSIT MAT.                                       NC
2560MP3384         FIRST AID KIT-INSTALLATION OF ONE                             $       400
2561MP3005         DELETE LIFE VEST FLIGHT CREW BFE                                       NC
2562MP3226         LIFE RAFTS-RPELACEMENTS-BFE AIR CRU                                    NC
2564MP3127         ATTENDANT FLASHLIGHT-REPLACEMENT                                       NC

Exhibit A-2 to                          Exhibit A-2
Purchase Agreement No. 2191     Boeing Model 737-8V3 Aircraft
                                           Block B

2564MP3136  SMOKE HOODS ATTACHMENT REV           $(200)
2564MP3137  OXYGEN BOTTLE-MOUNTING PANEL            NC
2622MP3013  APU FIRE BOTTLE REVISION - INTERCHA     NC

Exhibit A-2 to                           Exhibit A-2
Purchase Agreement No. 2191     Boeing Model 737-8V3 Aircraft
                                           Block B

2911A303B96  HYDRAULIC SHUT-OFF VALUE-PK BRK ONL    $     2,400
3131 CG3778  DIGITAL FLIGHT DATA ACQUISITION UNI             NC
3131MP3847   SS DIGITAL FL. DATA REC.-INSTAL BFE             NC
3131MP3993   QUICK ACCESS RECORDER-REVISION                  NC
3131MP3999   DFDAU-REVISION-ACMS SOFTWARE UPDATE             NC
3131A343A64  DFDAU WITH ACMS CAPABILITY                      NC
3131A687A25  DFDAU-REVISE BFE/SPE SUBSTITUTION               NC
3133A343B41  MULTI INPUT PRINTER-ARINC 744                   NC
3135CH3068   MILTOPE ARINC 744 MULTIPORT PRINTER   ($     8,100)
3135MP3118   MILTOPE ARINC 744 MULITPORT PRINTER    $     8,100
3162MP3186   WEA RADAR RANGE INDICATORS                      NC
3245A343A36  TIRES-NOSE LNDNG GEAR RADIAL TIRES              NC
3324MP3018   NO SMOKING SIGNS-PERMANENT ILLUM.               NC
3351MP3050   FLOOR PROX EMGY ESCAP PATH MKG SYS              NC
3430MP3088   MULTI-MODE RECEIVER (MMR)-REPLACE               NC
3433MP3081   LOW RANGE RADIO ALTIMETER (LRRA) -              NC
3443MP3235   ARINC 708A WEATHER RADAR SYSTEM - I             NC
3443MP3258   REPLCMNT ARINC BFE WETHR RADAR CNTR             NC
3443MP3264   WEATHER RADAR REVISION                          NC
3445MP3289   TCAS II/ INSTALLATION                           NC
3445MP3332   ATC/TCAS CONTROL PANEL                          NC
3445A303B92  INSTL TRAF ALERT & COLLISION AVOID              NC
3446MP3196   ENHANCED GROUND PROXIMITY WARNING S             IB
3453A303B68  ATC SYS-ROCKWELL COLLINS ATC TRANS-             NC
3461MP3649   FMC TEMP SEL-REV-DEGREES DEFAULT                NC
3511A636B72  INSTALL FULL FACE OXYGEN MASKS WITH    $     6,100
5320MP3040   FIVE POUND ALUMINUM UNDERSEAT FLOOR             NC
5352CH3009   RADOME REV INSTAL BFE M&N AEROSPA               NC
7900MP3035   LUBRICATING OIL-JET 254 ILO JETII               NC

             TOTAL CAL 737-800 FOLLOW ON FEATURES   $ 3,160,700

i

             MID CABIN LAV (PROVS ILO INSTL - EST) ($    73,600)
             WINGLETS (If installed In Boeing
             production)                            $   779,300
             TOTAL ESTIMATED FEATURES               $ 3,866,400

Exhibit B to
Purchase Agreement No. 2191
Page 1

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

            Supplemental Exhibit BFE1 to Purchase Agreement No. 2191

                                      BFE1

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

          Galley System
                                                _______________
          Galley Inserts
                                                _______________
          Seats (passenger)
                                                _______________
          Overhead & Audio System
                                                _______________
          In-Seat Video System
                                                _______________
          Miscellaneous Emergency Equipment
                                                _______________
          Cargo Handling Systems*
                           (Single Aisle Programs only)

*For a new certification, supplier requires notification 10 months prior to Cargo Handling System on-dock date.

                                     BFE1-1

2.    On-dock Dates

On or before     , Boeing will provide to Customer a BFE Requirements
On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                  Preliminary On-Dock Dates
                                                      [Month of Delivery:]

                                                         Aircraft       Aircraft

Seats

Galleys/Furnishings

Miscellaneous Emergency Equipment

Electronics

Textiles/Raw Material

Cargo Systems (Single Aisle Programs))

Provision Kits (Single Aisle Programs)

Radomes (Single Aisle Programs)

                                     BFE1-2

                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit CS 1 to Purchase Agreement Number 2191

                                       CS1

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                     BOEING MODEL 737-7V3 & 737-8V3 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. In addition to any customer support provided by Boeing pursuant to Purchase Agreement Number 2191 as in effect immediately prior to the date hereof, and upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.

      1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly purchased Aircraft and an aircraft of the same model currently-operated by Customer; 1 class of 15 students;

      1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

      Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

      Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.    Planning Assistance.

      3.1   Maintenance and Ground Operations.

            Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

      3.2   Spares.

                                      CS1-1

            Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.    Technical Data and Documents.

      Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

                                      CS1-2

                               THE BOEING COMPANY
                               P.O. Box 3707
                               Seattle, WA 98124-2207

June 14, 2002
6-1162-MJB-0017

COPA (Compania Panamena de Aviacion S. A.)
Attention: Pedro Heilbron, Executive President
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

**Material Redacted**

Reference: Purchase Agreement No. 2191 (the Purchase Agreement) between The
           Boeing Company (Boeing) and COPA Holdings, S.A. (Customer) as supplemented and modified including all Exhibits, Attachments, Side Letters and Supplements thereto, relating to Model 737-7V3 and 737-8V3 aircraft (Aircraft).

Dear Mr. Heilbron,

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    **Material Redacted**

2.    **Material Redacted**

3.    **Material Redacted**

4.    **Material Redacted**

5.    **Material Redacted**

6.    Customer Requested Delivery Date

Customer has requested a June, 2004 delivery for a 737-700 Aircraft, however at the time of this signing, Boeing could only commit to an August, 2004 delivery listed in Table 1, Block A. Boeing will use reasonable effort to secure a June, 2004 Aircraft as requested, subject to available positions.

7.       737-800 Aircraft Winglets

Customer has the option to accept production installation of the 737-800 Aircraft winglets at $779,300 (2000 dollars, STE) by giving written notice to Boeing on or before the date 15 months prior to the Aircraft delivery for new configuration, 12 months for follow-on configuration. Attachment C, "Post Delivery Support for Blended Winglet Systems" attached hereto is incorporated by this reference.

8.    737-800 Aircraft Performance Guarantees

Boeing agrees to provide Customer with the 737-800 performance guarantees in the Attachment entitled "Model 737-800 Performance Guarantees For COPA." These guarantees are exclusive and expire upon delivery of the aircraft to Customer.

9.    Advance Deposit Payment

The Aircraft Advance Deposit Payments due at signing will be due July 01, 2002, with no interest penalty imposed by Boeing.

10.   Confidentiality.

Boeing considers the matters discussed herein extremely sensitive and accordingly we ask that you treat this letter as confidential and not disclose its contents to any third party without Boeing's written permission.

Sincerely,

THE BOEING COMPANY

                                 ATTACHMENT A TO
                                 6-1162-MJB-0017

                              **Material Redacted**

                         ATTACHMENT B TO 6-1162-MJB-0017

                              **Material Redacted**

                                   **2 pages**

                                    EXHIBIT C

                POST DELIVERY SUPPORT FOR BLENDED WINGLET SYSTEMS

COPA Holdings S.A.
Avenida Justo Arosemena y Calle 39
Apdo. 1572
PANAMA 1
PANAMA

Attention: Sr. Pedro Heilbron, President

Subject: Post Delivery Support for Blended Winglet Systems

Gentlemen:

Subject to the timely performance of the respective obligations of COPA Holdings S.A. (COPA) and APB Winglets Company LLC, d.b.a. Aviation Partners Boeing (APB) under that certain Blended Winglet System Sales Agreement No. 26, dated June 14, 2002 (the "APB Sales Agreement"), between Aviation Partners Boeing (APB) and COPA for installation of blended winglets in certain of the Boeing Model 737-700 aircraft and Model 737-800 aircraft acquired by COPA from The Boeing Company (Boeing) pursuant to Aircraft General Terms Agreement No. AGTA-COP (the AGTA), Boeing agrees to provide product assurance and customer support to the extent set forth below.

The product assurance and customer support obligations of Boeing are limited to those set forth in the Product Assurance Document (Exhibit C to the AGTA, not including Part 6 Article 1, Indemnity Against Patent Infringement) and the Customer Support Document (Exhibit B to the AGTA). Such obligations shall apply to the blended winglets (including spares therefore) and technical data and documents, and field and engineering support services provided by Boeing. For purposes of the Product Assurance Documents, the blended winglets shall be deemed to be "SLP Components" for purposes of the Service Life Policy (Exhibit C, Part 3), and "Boeing Product" for all other purposes under Exhibit C. The technical data and documents shall each be deemed "Materials". It is expressly agreed and understood that applicable provisions include, without limitation, the provisions of the AGTA, Article 8 "Insurance," Exhibit B, Part 5 "Protection of Proprietary Information and Proprietary Materials, and Exhibit C, Article 10 "Insurance," and Article 11 "Disclaimer and Release; Exclusion of Liabilities." For the avoidance of doubt, Boeing does not warrant workmanship relating to installation of the winglets.

The provisions set forth in these documents will be administered by Boeing's Warranty organization using the same procedures currently in effect between COPA and Boeing's Warranty organization.

Subject to the terms of each customer's Product Assurance and Customer Support documents, Boeing's Customer Support organization will support all aircraft with the blended winglets installed in the same manner to the same extent it supports aircraft delivered by Boeing with winglets installed in production, including any training programs in relation thereto and the provisions of technical data and documents pertaining thereto. The same procedures in effect between COPA and Boeing Customer Support organization will apply and the same Boeing personnel will administer the Customer Support services, including spares support.

Except as set forth above, Boeing has not agreed to provide and shall not be responsible for any obligations of APB under the APB Sales Agreement.

If you agree with the matters set forth above,.please indicate your concurrence by signing below.

Very truly yours,

The Boeing Company

COPA HOLDINGS S.A.

AVIATION PARTNERS BOEING

Attachment to Letter Agreement
No. 6-1162-MJB-0017
equipped with winglets and CFM56-7B26 Engines
Page 1

               MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

                  FOR COPA (COMPANIA PANAMENA DE AVIACION S.A.)

SECTION       CONTENTS
1        AIRCRAFT MODEL APPLICABILITY

2        FLIGHT PERFORMANCE

3        MANUFACTURER'S EMPTY WEIGHT

4        AIRCRAFT CONFIGURATION

5        GUARANTEE CONDITIONS

6        GUARANTEE COMPLIANCE

7        EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1162-MJB-0017
equipped with winglets and CFM56-7B26 Engines
Page 2

1     AIRCRAFT MODEL APPLICABILITY

      The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft with a maximum takeoff weight of 174,200 pounds, a maximum landing weight of 146,300 pounds, and a mazimum zero fuel weight of 138,300 pounds, and equipped with winglets and with Boeing furnished CFM56-7B26 engines.

2     FLIGHT PERFORMANCE

      CRUISE RANGE

      The still air range at an initial cruise altitude of 35,000 feet on a standard day at 0.78 Mach number, starting at a gross weight of 169,000 pounds and consuming 35,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                          NOMINAL:    2,925 Nautical Miles
                          TOLERANCE:   -55 Nautical Miles
                          GUARANTEE:  2,870 Nautical Miles

      Conditions and operating rules:

            A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

3     MANUFACTURER'S EMPTY WEIGHT

      The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D6-38808-43, Revision D plus two percent.

4     AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision D of Detail Specification D6-38808-43 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

Attachment to Letter Agreement
No. 6-1162-MJB-0017
equipped with winglets and CFM56-7B26 Engines
Page 3

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

      (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

      (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5     GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 24, dated March 23, 1998.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately and reasonably modified to reflect the effect of any such change.

5.4 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degree)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5 The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.6   Performance, where applicable, is based on a fuel Lower Heating Value
      (LHV) of 18,580 BTU per pound.

Attachment to Letter Agreement
No. 6-1162-MJB-0017
equipped with winglets and CFM56-7B26 Engines
Page 4

6     GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
      Section 4 and the guarantee conditions of Section 5.

6.2 Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices consistently applied to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7     EXCLUSIVE GUARANTEES

      The only performance guarantees applicable to the 737-800 Aircraft are those set forth in this Attachment.

                      MODEL 737-800 PERFORMANCE GUARANTEES

                  FOR COPA (COMPANIA PANAMENA DE AVIACION S.A.)

SECTION         CONTENTS
1        AIRCRAFT MODEL APPLICABILITY

2        FLIGHT PERFORMANCE

3        MANUFACTURER'S EMPTY WEIGHT

4        AIRCRAFT CONFIGURATION

5        GUARANTEE CONDITIONS

6        GUARANTEE COMPLIANCE

7        EXCLUSIVE GUARANTEES

1     AIRCRAFT MODEL APPLICABILITY

      The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft equipped with Boeing furnished CFM56-7B26 engines.

2     FLIGHT PERFORMANCE

      CRUISE RANGE

      The still air range at an initial cruise altitude of 35,000 feet on a standard day at 0.78 Mach number, starting at a gross weight of 165,000 pounds and consuming 40,000 pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                       NOMINAL:    3,340 Nautical Miles
                       TOLERANCE:    -65 Nautical Miles
                       GUARANTEE:  3,275 Nautical Miles

      Conditions and operating rules:

            A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel bum.

3     MANUFACTURER'S EMPTY WEIGHT

      The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D6-38808-43, Revision D plus two percent.

4     AIRCRAFT CONFIGURATION

4.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-38808-43, Revision D (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

      (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

      (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5     GUARANTEE CONDITIONS

5.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 24, dated March 23, 1998.

5.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4 The cruise range guarantee includes allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degree)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.5 The cruise range guarantee is based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.6   Performance, where applicable, is based on a fuel Lower Heating Value
      (LHV) of 18,580 BTU per pound.

6     GUARANTEE COMPLIANCE

6.1 Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of
      Section 4 and the guarantee conditions of Section 5.

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6.2   Compliance with the cruise range guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.3 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7     EXCLUSIVE GUARANTEES

      The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.